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                                        EXHIBIT 24(b)


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration
Statement of Radyne Corp. on Form S-8 of our report dated
February 4, 1998, appearing in the Annual Report on Form 10-K of
Radyne Corp. for the year ended December 31, 1997.




DELOITTE & TOUCHE LLP

Phoenix, Arizona

November 13, 1998